UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2005

REDBACK NETWORKS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-25853	77-0438443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

300 Holger Way

San Jose, CA 95134

(Address of Principal Executive Offices) (Zip Code)

(408) 750-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On August 30, 2005, Silicon Valley Bank and Redback Networks Inc. (the “Company”) entered into an amendment (the “5th Amendment”) to the Amended and Restated Loan and Security Agreement, dated as of June 15, 2004, between the parties. The 5th Amendment extends the maturity date to September 29, 2005 of such loan agreement. The 5th Amendment is included herewith as exhibit 10.1 to this report.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits.

Exhibit	Description
10.1	Amendment to the Loan Documents between Silicon Valley Bank and the Company, dated August 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REDBACK NETWORKS INC.

DATE: September 1, 2005	By:	/S/ THOMAS L. CRONAN III
Thomas L. Cronan III
Senior Vice President of Finance and
Administration, Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Amendment to Loan Documents between Silicon Valley Bank and the Company, dated August 30, 2005.